OPTION AGREEMENT

May 3, 2006

Insider Optionees listed on Schedule A
c/o Shine Media Acquisition Corp.
Rockefeller Center
1230 Avenue of the Americas, 7th Floor
New York, New York 10020

Gentlemen:

Shine Media Acquisition Corp. (the “Company”) hereby grants to the persons and entities identified on Schedule A attached hereto (the “Insiders”) options to purchase up to an aggregate of 225,000 (the “Insider Options”) shares of common stock, par value $.0001 per share, of the Company at an exercise price of $.017 per share (the “Exercise Price”), to be distributed on a pro rata basis, in the event, and to the extent, the underwriters exercise their option to purchase up to an additional 900,000 Units (the “Over-allotment Option”) in connection with the Company’s initial public offering.

The Insider Options shall become exercisable only upon the exercise of the Over-allotment Option and shall expire at 5:00 p.m. New York time on the third day thereafter. The number of Insider Options that shall be distributed to the Insiders upon exercise of the Over-allotment Option shall be the product of (i) the number of Units exercised under the Over-allotment Option multiplied by .25 and (ii) the percentage set forth on Schedule A (the “Available Options”). Exercise of the Available Options may then be made on behalf of all the Insiders by the payment of the Exercise Price to the Company by any one or more Insiders.

Very truly yours,

SHINE MEDIA ACQUISITION CORP.

By: _______________________________________

Richard L Chang, Chairman

Accepted and Agreed:

______________________________
Richard L. Chang

______________________________
David Y. Chen

______________________________
Hock Seng Ong

______________________________
Estelle Lau

______________________________
Jean Chalopin

______________________________
Robert B. Hersov

______________________________
Hoe Seong Ooi

______________________________
Steven Chang

______________________________
Thomas Doctoroff

______________________________
Carl Meyer

______________________________
Lisa L. Tseng

______________________________
Richard L. Chen

Schedule A

Stockholders	Percentage of Over-Allotment Option
Richard L. Chang	24.0%
David Y. Chen	24.0%
Hock Seng Ong	8.0%
Estelle Lau	1.0%
Jean Chalopin	9.5%
Robert B. Hersov	9.5%
Hoe Seong Ooi	20.0%
Steven Chang	0.5%
Thomas Doctoroff	0.5%
Carl Meyer	0.5%
Lisa L. Tseng	1.0%
Richard L. Chen	1.5%